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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1997 included in Premiere Technologies, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            -------------------------
                                            Arthur Andersen LLP


Atlanta, Georgia
April 22, 1997